SOLICITATION/CONTRACT
BIDDER/OFFEROR TO COMPLETE BLOCKS 11,13,15,21,22, & 27
                  KM/CS             J

1.  THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

    RATING  DO B9

2.  CONTRACT NO. F09603-95-C-0732

3.  AWARD/EFFECTIVE DATE

4.  SOLICITATION NUMBER  F09603-94-R-0040

5.  SOLICITATION TYPE    ____ SEALED BIDS (IFB)     ____ NEGOTIATED (RFP)

6.  SOLICITATION ISSUE DATE

7.  ISSUED BY:   DEPARTMENT OF THE AIR FORCE
                 WR-ALC/LKK
                 460 2ND ST STE 221
                 ROBINS AIR FORCE BASE GA  31098-1640

                 BUYER:  KIM MCDONALD/LKKB/912-926-0874     NO COLLECT CALLS

                 CODE FA8507

8.  THIS ACQUISITION IS

        _X_ UNRESTRICTED                   ___ LABOR SURPLUS AREA CONCERNS
        ___ SET ASIDE :      % FOR         ___ COMBINED SMALL BUSINESS & LABOR
                                                 SURPLUS AREA CONCERNS
        ___ SMALL BUSINESS                 ___ OTHER
              SIC :        SIZE STANDARD :

9.  SOLICITATION: N/A

10. ITEMS TO BE PURCHASED (BRIEF DESCRIPTION)
___ SUPPLIES  ___ SERVICES

11. IF OFFER IS ACCEPTED BY THE GOVERNMENT WITHIN ____________ CALENDAR DAYS (60 CALENDAR DAYS UNLESS OFFEROR INSERTS A DIFFERENT PERIOD) FROM THE DATE SET FORTH IN BLK 9 ABOVE. THE CONTRACTOR AGREES TO HOLD ITS OFFERED PRICES FIRM FOR THE ITEMS SOLICITED HEREIN AND TO ACCEPT ANY RESULTING CONTRACT SUBJECT TO THE TERMS AND CONDITIONS STATED HEREIN.

12. ADMINISTERED BY

                 DCMAO TWIN CITIES
                 3001 METRO DR
                 BLOOMINGTON MN 55425-1573

                 PAS #: NONE                        SCD:  B

                 CODE S2401A

13. CONTRACTOR OFFEROR

                 RECOVERY ENGINEERING INC
                 2229 EDGEWOOD AVE S
                 MINNEAPOLIS MN 55426-0000

                 TELEPHONE NO

___ CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

                 SIZE CODE: J

                 CODE OBJ61        FACILITY CODE ____

14. PAYMENT WILL BE MADE BY

                 DFAS COLUMBUS CENTER
                 DFAS-CO/GATEWAY DIVISION
                 P O BOX 182251
                 COLUMBUS OH 43218-2251

                 SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK:    14

                 CODE SC1028

15. PROMPT PAY DISCOUNT:  NET 30 CALENDAR DAYS

16. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
    ___ 10 U.S.C. 2304 (C) (_____)     ___ 41 U.S.C. 253 (C) (_____)

17. ITEM NO.


18. SCHEDULE OF SUPPLIES/SERVICES

                         SEE SCHEDULE

       REMITTANCE ADDRESS
                         REMITTANCE ADDRESS IS SAME AS THE CONTRACTOR'S ADDRESS
                           CITED IN BLOCK 13

                         OPTION ITEMS ARE AWARDED BUT NOT EXERCISED AT THIS TIME

19. QUANTITY


20. UNIT


21. UNIT PRICE


22. AMOUNT


23. ACCOUNTING AND APPROPRIATION DATA

                 SEE SECTION G

24. TOTAL AWARD AMOUNT  (FOR GOVT USE ONLY)

                 $1,862,640.00

25. _X_ CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN _____ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY CONTINUATION SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.

26. ___ AWARD OF CONTRACT: YOUR OFFER ON SOLICITATION NUMBER SHOWN IN BLOCK 4 INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS :

27. SIGNATURE OF OFFEROR/CONTRACTOR

    NAME AND TITLE OF SIGNER (TYPE OR PRINT)

                 Brian F. Sullivan, President

    DATE SIGNED

28. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)

    NAME OF CONTRACTING OFFICER

                 Jeffrey M. Morgan

    DATE SIGNED  08/01/95


                                                                    PAGE 2 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732



                           PART I - THE SCHEDULE
                                 SECTION B

                   SUPPLIES OR SERVICES AND PRICES/COSTS

-----------------------------------------------------------------------------
   ITEM   SUPPLIES/SERVICES          QTY UNIT      UNIT PRICE            AMOUNT
-----------------------------------------------------------------------------

 B-1

   0001       4610-01-313-6085         3582  EA
              MANUAL REVERSE OSMOSIS DESALINATOR (MROD) IAW SECTION C
              APPL:  COMMON
              PR NR: 2R4AMS-94-22RUT-01-02       IM CODE:  T3D
              PR LI:   0001/0002
              FOB:  ORIGIN
              QTY VAR:   0% OVER     0% UNDER
              ACRN:  AA
              PQA/INSP SITE:  ORIGIN            ACCEPTANCE:  ORIGIN

   GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

   QTY        UNIT    DELIVERY         SHIP TO  REQUISITION NR  PRIORITY
   480        EA      9 OCT 95         BELOW    W58HOZ5177A151  03
   480        EA      8 NOV 95
   480        EA      8 DEC 95,480 EA 7 JAN 96,480 EA 6 FEB 96,480 EA 8 MAR 96,
   480 EA 7   APR 96,222 EA 7 MAY 96

   0002       WARRANTY                 3582  EA  $    -0-          $     -0-
              PR NR:  2R4AMS-94-22RUT-01-02
              PR LI:   0003
              ACRN:   AA

   0003       DATA IN ACCORDANCE      1   LO
              WITH DD FORM 1423
              ATTACHED HERETO
              (A003) QUALITY
              CONFORMANCE/ACCEPTANCE TESTING
              FOB: DEST
              QTY VAR:   0% OVER     0% UNDER
              ACRN: AA
              INSP SITE:  IAW DD FORM 1423    ACCEPTANCE SITE:  IAW DD FORM 1423
              $_____-0-________ PER LO

NOTE:  NO HARDWARE WILL BE ACCEPTED WITHOUT APPROVED MANUALS.

   0004       COMMERCIAL DATA/
              TECHNICAL MANUALS
              IAW TM 86-01 AND
              DD FORM 1423 ATTACHED
              QTY VAR:   0% OVER     0% UNDER
              PR LI:  0002

   0004AA     DATA (ELIN B001)      2    SE
              REVIEW COPIES
              FOB: DESTINATION
              ACRN: AA
              $_____-0-________ PER SET

   0004AB     DATA (ELIN B002)      1   SE
              APPROVED COMMERCIAL
              MANUAL
              FOB: DESTINATION
              ACRN: AA
              $_____-0-________ PER SET


                                                                    PAGE 3 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732



   0004AC     DATA (ELIN  B003)      1     SE
              REPRODUCTION MEDIA
              FOB: DESTINATION
              ACRN: AA
              $_____-0-________ PER SET

                                     OPTIONS

B-2 FIRST OPTION PERIOD (THE 365 DAY PERIOD IMMEDIATELY FOLLOWING THE EFFECTIVE DATE OF THE BASIC CONTRACT).

THE GOVERNMENT MAY INCREASE THE QUANTITY OF SUPPLIES BY REQUIRING DELIVERY OF OPTION LINE ITEMS IN ANY QUANTITY FROM 1 THROUGH THE MAXIMUM STATED IN THE SCHEDULE. THIS MAY BE DONE FROM TIME TO TIME WITHIN 365 DAYS AFTER CONTRACT AWARD.

   1001       SAME AS 0001        1 - 1800 EA      [Confidential Treatment]
              FOB:  ORIGIN
              PQA/INSP  SITE:   ORIGIN
              ACCEPTANCE:    ORIGIN

   GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

    QTY         UNIT  DELIVERY         SHIP TO  REQUISITION NR      PRIORITY
    1-320       EA    EVERY 30 DAYS    BELOW    NON-MILSTRIP        N/A
                      BEGINNING    60
                      DAYS *

    *AFTER EXERCISE OF OPTION.

   1002        WARRANTY           1 - 1800 EA      $   -0-

B-3 SECOND OPTION PERIOD (THE 365 DAY PERIOD IMMEDIATELY FOLLOWING THE FIRST OPTION PERIOD).

THE GOVERNMENT MAY INCREASE THE QUANTITY OF SUPPLIES BY REQUIRING DELIVERY OF OPTION LINE ITEMS IN ANY QUANTITY FROM 1 THROUGH THE MAXIMUM STATED IN THE SCHEDULE. THIS MAY BE DONE FROM TIME TO TIME WITHIN 365 DAYS AFTER THE END OF THE FIRST OPTION PERIOD.

   2001        SAME AS 0001       1 - 1800 EA      [Confidential Treatment]
               FOB:  ORIGIN
               PQA/INSP SITE:   ORIGIN
               ACCEPTANCE:  ORIGIN

GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

    QTY        UNIT  DELIVERY         SHIP TO  REQUISITION NR      PRIORITY
    1-320      EA    EVERY 30 DAYS    BELOW    NON-MILSTRIP        N/A
                     BEGINNING 60
                     DAYS*

    *AFTER EXERCISE OF OPTION.

   2002        WARRANTY           1 - 1800 EA      $   -0-

B-4 THIRD OPTION PERIOD (THE 365 DAY PERIOD IMMEDIATELY FOLLOWING THE SECOND OPTION PERIOD).

THE GOVERNMENT MAY INCREASE THE QUANTITY OF SUPPLIES BY REQUIRING DELIVERY OF OPTION LINE ITEMS IN ANY QUANTITY FROM 1 THROUGH THE MAXIMUM STATED IN THE SCHEDULE. THIS MAY BE DONE FROM TIME TO TIME WITHIN 365 DAYS AFTER THE END OF THE SECOND OPTION PERIOD.

   3001        SAME AS 0001       1 - 1800 EA      [Confidential Treatment]
               FOB:  ORIGIN
               PQA/INSP SITE:   ORIGIN              ACCEPTANCE:  ORIGIN


                                                                    PAGE 4 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732


   GOVERNMENT'S REQUIRED DELIVERY SCHEDULE

    QTY        UNIT  DELIVERY         SHIP TO  REQUISITION NR      PRIORITY
    1-320      EA    EVERY 30 DAYS    BELOW    NON-MILSTRIP        N/A
                     BEGINNING 60
                     DAYS*

    *AFTER EXERCISE OF OPTION.

   3002        WARRANTY           1 - 1800 EA      $   -0-

         SHIP TO/MARK FOR:

              BRX ACCT (AMSS)                                CODE: W8007A
              RED RIVER ARMY DEPOT
              TEXARKANA TX 75507-5000

                          Contract: (See Face Sheet of Award)

                    REQUISITION NR: (See Each Item in Schedule)

  B-1.                     CLAUSES AND PROVISIONS

          (a) Clause and provisions from the Federal Acquisition Regulation
          (FAR) and supplements thereto are incorporated in this document by reference and in full text. Those incorporated by reference have the same force and effect as if they were given in full text.

          (b) Clauses and provisions in this document will be numbered in sequence, but will not necessarily appear in consecutive order.

          (c) By signature on this contractual document, Contractor certifies that their Section K, Representations and Certifications previously submitted or returned herewith are current and applicable. They are hereby incorporated by reference.


                           PART I - THE SCHEDULE
                                 SECTION C
                 DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

  C-1.           SPECIFICATIONS, STANDARDS AND DRAWINGS
                 (IAW  FAR  10.008)
         Specifications, standards or drawings (as applicable) are furnished/listed below:

         ITEM NR          SPECIFICATIONS, STANDARDS AND/OR ATTACHMENTS

         ALL ITEMS        PURCHASE DESCRIPTION PD94KJE40 DATED 95 MAR 13;
                          AFMC FORM 762 DATED 95 MAR 13


                           PART I - THE SCHEDULE
                                 SECTION D
                           PACKAGING AND MARKING

  D-1. PRESERVATION, PACKAGING, PACKING REQUIREMENTS (IAW FAR 10.004(e), 14.201-2(d), and 15.406-2(d))
         If AFMC Form 158 is attached hereto all items shall be preserved, packaged and packed in accordance with said AFMC Form 158.

  D-2.                    MARKING OF SHIPMENTS
                          (IAW FAR 10.004(e), 14.201-2(d), and 15.406-2(d)) The
         Contractor shall mark all shipments under this contract in accordance with Section B and the current edition of MIL-STD-129, (and/or 130 if applicable) "Marking for Shipment and Storage." AFLC Form 53, if attached, is applicable.

        NOTE:   SHELF LIFE IS 60 MONTHS.


                                                                    PAGE 5 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732

                           PART I - THE SCHEDULE
                                 SECTION E
                         INSPECTION AND ACCEPTANCE

E-460.  5352.246-9000    MATERIAL INSPECTION AND RECEIVING REPORT      JAN 1993
                         (IAW AFMCFARS 5346.370(90))
          (a) As specified by DFARS, Appendix F, Table 2, a copy of DD Forms 250 shall be forwarded to the following address:

                (1)  Forward the purchasing office copy to:

                     WR-ALC/LKKB, 460 2ND ST, STE 221, ROBINS AFB GA 31098-1640

                (2) For shipments involving Military Assistance Program (MAP), Grant Aid (GA) and Foreign Military Sales (FMS) requirements, an additional copy shall be sent under separate cover to:

                     DAO-DE ROBINS/FSB, 236 Milledgeville St, STE F26, Robins AFB GA 31098-1616

                (3) Additional distribution of DD Forms 250 is to be made to the following address (es).

                     WR-ALC/LKJMD, 460 SECOND ST STE 221, ROBINS AFB GA 31098-1640 WR-ALC/LKJE, 460 SECOND ST STE 221, ROBINS AFB GA 31098-1640 ARM PROJECT MANAGER (PM) AVIATION LIFE SUPPORT EQUIPMENT (ALSE), ATTN: SFAE-AV-LSE, 4300 GOOD FELLOW BLVD, ST LOUIS MO 63120-1798

          (b) These special instructions shall be included in any subcontract hereunder where the items purchased from the subcontractor are to be shipped directly to the U.S. Government or to a foreign destination.

          (c) If delivery of MAP, GA, or FMS items to foreign destinations is required, the copies of DD Forms 250 required by DFARS, Appendix F, Table 2, shall be forwarded to the "ship to" address designated in the contract.

E-505C.                  INSPECTION AND ACCEPTANCE                    AUG  1992
                         (IAW FAR 46.401(b) and 46.503)

          Procurement Quality Assurance (POA)/Inspection will be at RECOVERY ENGINEERING, INC. 2229 EDGEWOOD AVE S. MINNEAPOLIS, MN 55426 and when applicable, final inspection and acceptance will be at RECOVERY ENGINEERING, INC. 2229 EDGEWOOD AVE S., MINNEAPOLIS, MN 55426. (WR-ALC)

                              PART I - THE SCHEDULE
                                    SECTION F
                            DELIVERIES OR PERFORMANCE

 F-23.    52.212-9          VARIATION IN QUANTITY                     APR  1984
                            (IAW FAR 12.403(a))
          See schedule for percentage of increase or decrease.

 F-24.    52.212-10         DELIVERY OF EXCESS QUANTITIES             SEP  1989
                            (IAW FAR 12.403(b))

 F-26.    52.212-13         STOP-WORK ORDER                           AUG  1989
                            (IAW FAR 12.505(b)(1))

 F-30.    52.247-29         F.O.B. ORIGIN                             JUN  1988
                            (IAW FAR 47.303-1(c))

F-35C.                      F.O.B. ORIGIN
                            (IAW FAR 47.305(b))
          Any supply item applicable to this document shall be delivered:
          F.O.B. carrier's equipment at the plant or plants at 2229 EDGEWOOD AVE S., MINNEAPOLIS MN 55426.

              FOR SHIP TO AND DELIVERY (IF APPLICABLE):   SEE SECTION B

 F-36.    52.247-34         F.O.B. DESTINATION                        NOV  1991
                            (IAW FAR 47.303-6(c))


                                                                    PAGE 6 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732

 F-70.  52.247-58      LOADING, BLOCKING, AND BRACING OF FREIGHT CAR    APR 1984
                       SHIPMENTS
                       (IAW FAR 47.305-15(a)(2))

 F-71.  52.247-59      F.O.B. ORIGIN-CARLOAD AND TRUCKLOAD SHIPMENTS    APR 1984
                       (IAW FAR 47.305-16(a))

 F-74.  52.247-61      F.O.B. ORIGIN-MINIMUM SIZE OF SHIPMENTS          APR 1984
                       (IAW FAR 47.305-16(c))

F-500.  5352.204-9504  NOTIFICATION REGARDING ADMINISTRATIVE PROBLEMS   JUL 1992
                       (IAW WR-ALC FAR SUP 5304.103-95)

        If at any time during the performance of this contract administrative problems should arise which will have an adverse impact on timely performance by the Contractor or affect the contract price, the Contractor is required to immediately notify WR-ALC/LKKB, ROBINS AFB GA 31098-1640 and the cognizant administrative contracting officer (ACO).

                              PART I - THE SCHEDULE
                                    SECTION G
                          CONTRACT ADMINISTRATION DATA

  G-1.                   ACCOUNTING AND APPROPRIATION DATA

         AA:21 42031 45E5E03 P1430AW401031 BWL4 31EA S23204 W58HOZ

G-400.  5352.212-9000  CONTRACTOR REPORTING REQUIREMENTS               JUL 1992
                       (IAW AFMCFARS 5312.304(90))
        Any report required by 15 CFR 700, Subpart D, Section 700.13(d) of the Defense Priorities and Allocation System regulation relating to an actual or anticipated delayed shipment, reason for delay, and/or new projected shipment date is to be sent concurrently by the Contractor to both the Procuring Contracting Officer (PCO) and the Administrative Contracting Officer (ACO) within the specified ten (10) calendar days.

                              PART I - THE SCHEDULE
                                    SECTION H
                          SPECIAL CONTRACT REQUIREMENTS

H-305.  5352.210-9000  ELIMINATION OF USE OF CLASS I OZONE DEPLETING   OCT 1994
                       SUBSTANCES (ODS) IN AIR FORCE PROCUREMENTS
                       (IAW AFFARS 5310.9006(a))
        (a) It is the Air Force policy to preserve mission readiness while minimizing dependency on Class I Ozone Depleting Substances (ODS), and their release into the environment, to help protect the Earth's stratospheric ozone layer.

        (b) Unless a specific waiver has been approved, Air Force procurements:

              (1) May not include any specification, standard, drawing or other document that requires the use of a Class I ODS in the design, manufacture, test, operation, or maintenance of any system, subsystem, item, component or process; and

              (2) May not include any specification, standard, drawing or other document that establishes a requirement that can only be met by use of a Class I ODS:

        (c)   For the purposes of Air Force policy, the following are Class I
              ODS:

              (1)  Halons:  1011, 1202, 1211, 1301 and 2402

              (2) Chlorofluorocarbons: (CFCs); CFC-11, CFC-12, CFC-13, CFC-111, CFC-112, CFC-113, CFC-114, CFC-115, CFC-211, CFC-212, CFC-213,
              CFC-214, CFC-215, CFC-216, and CFC-217, and the blends R-500, R-501, R-502, and R-503.

              (3) Other Controlled Substances: Carbon Tetrachloride, Methyl Chloroform, and Methyl Bromide.


                                                                    PAGE 7 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732

         (d) The Air Force has reviewed the requirements specified in this contract to reflect this policy. Where considered essential, specific approval has been obtained to require use of the following substances:

         Substance                   Application/Use             Quantity (lbs)

         NONE

         (e) To assist the Air Force in implementing this policy, the offeror/contractor is encouraged, but not required, to notify the contracting officer if any Class I ODS not specifically listed above, is required in the performance of this contract.

                           PART II - CONTRACT CLAUSES
                                    SECTION I
                                CONTRACT CLAUSES

   FAR   52.252-2        CLAUSES INCORPORATED BY REFERENCE            JUN  1988
                         (IAW FAR 52.107(b))
         This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

    NO   FAR PARA        CLAUSE TITLE                                 DATE

I-18.    52.203-1        OFFICIALS NOT TO BENEFIT                     APR  1984
                         (IAW FAR 3.102-2)
I-19.    52.203-3        GRATUITIES                                   APR  1984
                         (IAW FAR 3.202)
I-20.    52.203-5        COVENANT AGAINST CONTINGENT FEES             APR  1984
                         (IAW FAR 3.404(c))
I-21.    52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES TO THE   JUL  1985
                         GOVERNMENT
                         (IAW FAR 3.503-2)
I-22.    52.203-7        ANTI-KICKBACK PROCEDURES                     OCT  1988
                         (IAW FAR 3.502-3)

I-24.    52.203-9        REQUIREMENT FOR CERTIFICATE OF PROCUREMENT   NOV  1990
                         INTEGRITY--MODIFICATION
                         (IAW FAR 3.104-10(b))
         (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

         (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

         (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

                           CERTIFICATE OF PROCUREMENT
                       INTEGRITY--MODIFICATION (NOV 1990)

                  (1) I, __________________________________ [Name of certifier am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement (contract and modification number). (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _________________________________ [Name of Offeror] who has
                  participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d) or (f) of the Act, as implemented in the FAR, pertaining to this procurement.


                                                                    PAGE 8 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732


                  (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity--Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS) _________________________________________________
                  ______________________________________________________________
                  ______________________________________________________________
                  [Signature of the officer or employee responsible for the modification proposal and date]
                  ______________________________________________________________
                  [Typed name of the officer or employee responsible for the modification proposal]
                  ______________________________________________________________
                  *Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991. THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
                  SECTION 1001.
                                    (End of certification)

         (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

         (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.
  I-25.  52.203-10     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER  SEP 1990
                       ACTIVITY
                       (IAW FAR 3.104-10(c))
 I-25C.  52.203-12     LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN      JAN 1990
                       FEDERAL TRANSACTIONS
                       (IAW FAR 3.808(b))

  I-78.  52.209-6      PROTECTING THE GOVERNMENT'S INTEREST WHEN        NOV 1992
                       SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                       SUSPENDED, OR PROPOSED FOR DEBARMENT
                       (IAW FAR 9.409(b))
 I-102.  52.212-8      DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS     SEP 1990
                       (IAW FAR 12.304(b))
 I-127.  52.215-1      EXAMINATION OF RECORDS BY COMPTROLLER GENERAL    FEB 1993
                       (IAW FAR 15.106-1(b))
 I-144.  52.215-33     ORDER OF PRECEDENCE                              JAN 1986
                       (IAW FAR 15.406-3(b))

 I-193.  52.217-7      OPTION FOR INCREASED QUANTITY-SEPARATELY         MAR 1989
                       PRICED LINE ITEM
                       (IAW FAR 17.208(e))
         For the purposes of this clause the blank(s) are completed as follows:
              within OPTION I 365 DAYS AFTER EFFECTIVE DATE OF BASIC CONTRACT within OPTION II 365 DAYS AFTER END OF THE FIRST OPTION PERIOD within OPTION III 365 DAYS AFTER END OF THE SECOND OPTION CONTRACT.
 I-214.  52.219-8      UTILIZATION OF SMALL BUSINESS CONCERNS AND       FEB 1990
                       SMALL DISADVANTAGED BUSINESS CONCERNS
                       (IAW FAR 19.708(a))
 I-220.  52.219-13     UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES      AUG 1986
                       (IAW FAR 19.902)

 I-228.  52.220-3      UTILIZATION OF LABOR SURPLUS AREA CONCERNS       APR 1984
                       (IAW FAR 20.302(a))
 I-229.  52.220-4      LABOR SURPLUS AREA SUBCONTRACTING PROGRAM        APR 1984
                       (IAW FAR 20.302(b))


                                                                    PAGE 9 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732


I-245.   52.222-1      NOTICE TO THE GOVERNMENT OF LABOR DISPUTES       APR 1984
                       (IAW FAR 22.101-1(e), and 22.103-5(a))
I-263.   52.222-20     WALSH-HEALEY PUBLIC CONTRACTS ACT                APR 1984
                       (IAW FAR 22.610(b))
I-264.   52.222-26     EQUAL OPPORTUNITY                                APR 1984
                       (IAW FAR 22.810(e))
I-267.   52.222-28     EQUAL OPPORTUNITY PREAWARD CLEARANCE             APR 1984
                       OF SUBCONTRACTS
                       (IAW FAR 22.810(g))
I-274.   52.222-35     AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND      APR 1984
                       VIETNAM ERA VETERANS
                       (IAW FAR 22.1308(a)(1), and DFARS 222.1308(a)(1))
I-276.   52.222-36     AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS       APR 1984
                       (IAW FAR 22.1408(a))
I-278.   52.222-37     EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS  JAN 1988
                       AND VETERANS OF THE VIETNAM ERA
                       (IAW FAR 22.1308(b))
I-292.   52.223-2      CLEAN AIR AND WATER                              APR 1984
                       (IAW FAR 23.105(b))
I-295.   52.223-6      DRUG-FREE WORKPLACE                              JUL 1990
                       (IAW FAR 23.505(b))

I-311.   52.225-10     DUTY-FREE ENTRY                                  APR 1984
                       (IAW FAR 25.605(a))
         For the purposes of this clause the blank(s) are completed as follows:
              (f)(3) The notation "UNITED STATES GOVERNMENT, DEPARTMENT OF DEFENSE, Duty-free entry to be claimed pursuant to Schedule 8,
              Part 3, Item No. 832.00 Tariff Schedules of the United States (19 U.S.C. 1202). Upon arrival of shipment at port of entry, District Director of Customs, please release shipment under 19 CFR 142 and notify the appropriate contract administration office for execution of Customs Forms 7501 and 7501-A and any required duty-free entry certificates."
I-352.   52.229-3      FEDERAL, STATE, AND LOCAL TAXES                  JAN 1991
                       (IAW FAR 29.401-3)
I-403.   52.232-17     INTEREST                                         JAN 1991
                       (IAW FAR 32.617(a), and 32.617(b))
I-409.   52.232-23     ASSIGNMENT OF CLAIMS                             JAN 1986
                       (IAW FAR 32.806(a)(1))
I-410.   52.232-23     ALTERNATE I                                      APR 1984
                       (IAW FAR 32.806(a)(2))

I-416.   52.232-28     ELECTRONIC FUNDS TRANSFER PAYMENT METHODS        APR 1989
                       (IAW FAR 32.908(d))
I-417.   52.233-1      DISPUTES                                         MAR 1994
                       (IAW FAR 33.215)
I-538.   52.242-10     F.O.B. ORIGIN--GOVERNMENT BILLS OF LADING OR     APR 1984
                       PREPAID POSTAGE
                       (IAW FAR 42.1404-2(a))
I-541.   52.242-13     BANKRUPTCY                                       APR 1991
                       (IAW FAR 42.903)
I-546.   52.243-1      CHANGES--FIXED-PRICE                             AUG 1987
                       (IAW FAR 43.205(a)(1))

I-614.   52.246-18     WARRANTY OF SUPPLIES OF A COMPLEX NATURE         APR 1984
                       (IAW FAR 46.710(b)(1))
         For the purposes of this clause the blank(s) are completed as follows:
         (b)(1)    365 DAYS AFTER DELIVERY
         (c)(3)    30 DAYS AFTER DISCOVERY OF THE DEFECT
                   30 DAYS AFTER NOTIFICATION
                   30 DAYS
         (c)(4)    30 DAYS
                   30 DAYS
I-615.   52.246-18         ALTERNATE I                                  APR 1984
                           (IAW FAR 46.710(b)(2))

I-636.   52.247-1          COMMERCIAL BILL OF LADING NOTATIONS          APR 1984
                           (IAW FAR 47.104-4(a))


                                                                   PAGE 10 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732

I-732.    52.252-4         ALTERATIONS IN CONTRACT                      APR 1984
                           (IAW FAR 52.107(d))
          Portions of this contract are altered as follows:
          PARAGRAPH (b) (1), IN CLAUSE 1-615 IS HEREBY REPLACED WITH THE
          FOLLOWING: NOTWITHSTANDING INSPECTION AND ACCEPTANCE BY THE GOVERNMENT OF SUPPLIES FURNISHED UNDER THIS CONTRACT, OR ANY CONDITIONS OF THIS CONTRACT CONCERNING THE CONCLUSIVENESS THEREOF, THE CONTRACTOR WARRANTS THAT FOR 365 DAYS AFTER DELIVERY, ALL SUPPLIES FURNISHED UNDER THIS CONTRACT WILL BE FREE FROM DEFECTS IN DESIGN MATERIAL AND WORKMANSHIP AND, THAT AT TIME OF DELIVERY ALL SUPPLIES. NOTE THAT SUBPARAGRAPHS (b) (1)(i), (ii), (iii), (iv) AND (v) UNDER CLAUSE I-615 REMAIN AS STATED IN CLAUSE I-615

I-733.    52.252-6          AUTHORIZED DEVIATIONS IN CLAUSES            APR 1984
                            (IAW FAR 52.107(f))
          (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

          (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.


IA-20.    252.203-7000    STATUTORY PROHIBITION ON COMPENSATION TO FORMER           DEC 1991
                          DEPARTMENT OF DEFENSE EMPLOYEES
                          (IAW DFARS 203.170-4)
IA-22.    252.203-7001    SPECIAL PROHIBITION ON EMPLOYMENT                         APR 1993
                          (IAW DFARS 203.570-5)
IA-40.    252.205-7000    PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT         DEC 1991
                          HOLDERS
                          (IAW DFARS 205.470-2)
IA-105.   252.211-7000    TERMINATION--COMMERCIAL ITEMS                             MAY 1991
                          (IAW DFARS 211.7005(a)(20))
IA-106.   252.211-7001    INVOICE AND PROMPT PAYMENT--COMMERCIAL ITEMS              MAY 1991
                          (IAW DFARS at 211.7005(a)(21))
IA-107.   252.211-7002    CHANGES--COMMERCIAL ITEMS                                 MAY 1991
                          (IAW DFARS 211.7005(a)(22))
IA-108.   252.211-7003    PATENT AND COPYRIGHT INDEMNIFICATION--COMMERCIAL ITEMS    MAY 1991
                          (IAW DFARS 211.7005(a)(23))
IA-109.   252.211-7004    INSPECTION AND ACCEPTANCE--COMMERCIAL ITEMS               MAY 1991
                          (IAW DFARS 211.7005(a)(24))
IA-111.   252.211-7006    TITLE AND RISK OF LOSS--COMMERCIAL ITEMS                  MAY 1991
                          (IAW DFARS 211.7005(a)(26))
IA-112.   252.211-7010    PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA--      MAY 1991
                          CONTRACT MODIFICATIONS--COMMERCIAL ITEMS
                          (IAW DFARS 211.7005(a)(27))
IA-113.   252.211-7011    AUDIT OF CONTRACT MODIFICATIONS--COMMERCIAL ITEMS         MAY 1991
                          (IAW DFARS 211.7005(a)(28))
IA-114.   252.211-7015    TECHNICAL DATA AND COMPUTER SOFTWARE--COMMERCIAL          MAY 1991
                          ITEMS
                          (IAW DFARS 211.7005(a)(29))

IA-115.   252.211-7016    TECHNICAL DATA AND COMPUTER SOFTWARE--WITHHOLDING         MAY 1991
                          OF PAYMENT--COMMERCIAL ITEMS
                          (IAW DFARS 211.7004-1(h)(4))
          For the purposes of this clause the blank(s) are completed as follows:
          (c)  10%

IA-116.   252.211-7017      CERTIFICATION OF TECHNICAL DATA AND COMPUTER            MAY 1991
                            SOFTWARE CONFORMITY--COMMERCIAL ITEMS
                            (IAW DFARS 211.7004-1(h)(4))

          (b) All technical data and computer software delivered under this contract shall be accompanied by the following written certification:

               The contractor, __________________________, hereby certifies that, to the best of its knowledge and belief, the technical data or computer software delivered herewith under contract number _____________________________ are complete, accurate, and comply with all requirements of the contract.

               Date:                 _______________________
               Name and Title of
               Certifying Official:  _______________________

IA-117.   252.211-7021      CLAUSES TO BE INCLUDED IN CONTRACTS WITH    MAY 1991
                            SUBCONTRACTORS AND SUPPLIERS--COMMERCIAL ITEMS
                            (IAW DFARS 211.7005(a)(30))


                                                                   PAGE 11 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732


IA-152.   252.215-7000      PRICING ADJUSTMENTS                         DEC 1991
                            (IAW DFARS 215.804-8(1))


IA-230.   252.219-7006      NOTICE OF EVALUATION PREFERENCE FOR SMALL               MAY 1994
                            DISADVANTAGED BUSINESS CONCERNS
                            (IAW DFARS 219.7003)
          For the purposes of this clause, the offeror will complete the following, if applicable:
                [X ] Offeror elects to waive the preference
IA-287.   252.225-7001      BUY AMERICAN ACT AND BALANCE OF PAYMENTS                JAN 1994
                            PROGRAM
                            (IAW DFARS 225.109(d))
IA-288.   252.225-7002      QUALIFYING  COUNTRY SOURCES AS SUBCONTRACTORS           DEC 1991
                            (IAW DFARS 225.109-70(a))

IA-293.   252.225-7012      PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES             MAY 1994
                            (IAW DFARS 225.7002-4(a))
IA-295.   252.225-7014      PREFERENCE FOR DOMESTIC SPECIALTY METALS                DEC 1991
                            (IAW DFARS 225.7002-4(c))

IA-312D.  252.225-7027      LIMITATION ON SALES COMMISSIONS AND FEES                DEC 1991
                            (IAW DFARS 225.7308(a))
          For the purposes of this clause the blank(s) are completed as follows: AUSTRALIA, TAIWAN, EGYPT, GREECE, ISRAEL, JAPAN, JORDAN,
               REPUBLIC OF KOREA, KUWAIT, PAKISTAN, PHILIPPINES, SAUDI ARABIA,
               TURKEY, THAILAND, OR VENEZUELA (AIR FORCE).

IA-425.   252.233-7000      CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT     MAY 1994
                            OR RELIEF
                            (IAW DFARS 233.7001)
IA-648.   252.243-7001      PRICING OF CONTRACT MODIFICATIONS                       DEC 1991
                            (IAW DFARS 243.205-71)
IA-679.   252.246-7000      MATERIAL INSPECTION AND RECEIVING REPORT                DEC 1991
                            (IAW DFARS 246.370(a))

IA-745.   252.247-7023      TRANSPORTATION OF SUPPLIES BY SEA                       DEC 1991
                            (IAW DFARS 247.573(b)

          (a)   Definitions.
                As used in this clause--

                (1) "Components" means articles, materials, and supplies incorporated directly into and products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                (2) "Department of Defense" (DoD) means the Army,
                Navy, Air Force, Marine Corps, and defense agencies.

                (3) "Foreign flag vessel" means any vessel that is not a U.S.-flag vessel.

                (4) "Ocean transportation" means any transportation aboard a ship, vessel, boat, barge, or ferry through international Waters.

                (5) "Subcontractor" means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

                (6) "Supplies" means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                      (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                      (ii) "Supplies" includes (but is not limited to) public works: buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                (7) "U.S.-flag vessel" means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.


                                                                   PAGE 12 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732


          (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that-

                (1) U.S.-flag vessels are not available for timely shipment;

                (2) The freight charges are inordinately excessive or unreasonable; or

                (3) Freight charges are higher than charges to private persons for transportation of like goods.

          (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

                (1) Type, weight, and cube of cargo;

                (2) Required shipping date;

                (3) Special handling and discharge requirements;

                (4) Loading and discharge points:

                (5) Name of shipper and consignee;

                (6) Prime contract number; and

                (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

          (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

                (1)  Prime contract number;

                (2)  Name of vessel;

                (3)  Vessel flag of registry;

                (4)  Date of loading;

                (5)  Port of loading;

                (6)  Port of final discharge;

                (7)  Description of commodity;

                (8)  Gross weight in pounds and cubic feet if available;

                (9)  Total ocean freight in U.S. dollars; and

                (10) Name of the steamship company.

          (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

                (1) No ocean transportation was used in the performance of this contract;

                (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

                (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or

                (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                         ITEM              CONTRACT
                         DESCRIPTION       LINE ITEMS        QUANTITY
               TOTAL

          (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

          (g) The Contractor shall include this clause, including this paragraph
          (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.


                                                                   PAGE 13 OF 13
                                                CONTRACT NUMBER F09603-95-C-0732

IA-746.   252.247-7024      NOTIFICATION OF TRANSPORTATION OF
                            SUPPLIES BY SEA                            DEC 1991
                            (IAW DFARS 247.573(c))
          (a) The Contractor has indicated by the response to the solicitation provision, Representation of Extent of Transportation by Sea, that it did not anticipate transporting by sea any supplies. If, however, after the award of this contract, the Contractor learns that supplies, as defined in the Transportation of Supplies by Sea clause of this contract, will be transported by sea, the Contractor--

                (1) Shall notify the Contracting Officer of that fact; and (2) Hereby agrees to comply with all the terms and conditions of the Transportation of Supplies by Sea clause of this contract.

          (b) The Contractor shall include this clause, including this paragraph
          (b), revised as necessary to reflect the relationship of the contracting parties, in all subcontracts hereunder.

IA-764.   252.249-7001      NOTIFICATION OF SUBSTANTIAL IMPACT ON
                            EMPLOYMENT                                 DEC 1991
                            (IAW DFARS 249.7002(c))
          (This clause is applicable to all contracts of $5 million or more and all contracts with subcontracts of $500,000 or more.)


          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
                                    SECTION J
                               LIST OF ATTACHMENTS
            (All listed attachments are at the end of this document)

                                                                          NR
          FORM NR            TITLE                             DATE    OF PAGES

          Any attachment(s) hereto which pertain to item(s) not being awarded will be removed and will not be reproduced in the resultant award. (IAW WR-ALC FAR SUP 14.201-6(95))

                             PURCHASE DESCRIPTION            95  MAR  13   7
                             PD94KJE40

          AFMC Form  158     Preservation, Packaging and     94  AUG  29   2
                             Packing Requirements

          AFMC FORM  762     Engineering Data List           95  MAR  13   1

          DD Form 1423-1     Exhibit "A", Contract Data      94  SEP  01   1
                             Requirements List with
                             Instructions for completing
                             DD Form 1423

          DD Form 1423       Exhibit "B", Contract Data      94  SEP  01   3
                             Requirements List

          TM86-01D           TECHNICAL MANUAL                94  AUG  31   35
                             CONTRACT REQUIREMENTS